NOTICE OF FINAL AGREEMENT

Principal $4,424,392.04	Loan Date 03-31-2010	Maturity 01-10-2011	Loan No 1089922418	Call / Coll 410 /4	Account MACC PE00	Officer 755	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	MACC PRIVATE EQUITIES, INC. 101 2ND ST SE SUITE 800 CEDAR RAPIDS, IA 52401-1219	Lender:	CEDAR RAPIDS BANK AND TRUST COMPANY 500 1st AVENUE NE STE 100 CEDAR RAPIDS, IA 52401

IMPORTANT:  READ BEFORE SIGNING.  THE TERMS OF THE LOAN AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE.  NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THE WRITTEN LOAN AGREEMENT MAY BE LEGALLY ENFORCED.  BORROWER MAY CHANGE THE TERMS OF THE LOAN AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

As used in this Notice, the following terms have the following meanings:

Loan.  The term “Loan” means the following described loan:  a Variable Rate Nondisclosure Loan to a Corporation for $4,424,392.04 due on January 10, 2011.

Loan Agreement.  The term “Loan Agreement” means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation, the following:

LOAN DOCUMENTS
Change in Terms Agreement Notice of Final Agreement	Disbursement Request and Authorization
Third Amendment to Business Loan Agreement and Security Agreements
Parties:  The term “Parties” means CEDAR RAPIDS BANK AND TRUST COMPANY and any and all entities or individuals who are obligated to reply the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:                      MACC PRIVATE EQUITIES, INC.

Each Party who signs below, other than CEDAR RAPIDS BANK AND TRUST COMPANY, acknowledges, represents, and warrants to CEDAR RAPIDS BANK AND TRUST COMPANY that it has received, read and understood the Notice of Final Agreement.  This Notice is dated March 31, 2010.

BORROWER:

MACC PRIVATE EQUITIES INC.

By:	/s/ Travis T. Prentice	By:	/s/ Derek J. Gaertner
	Travis T. Prentice, President & CEO of MACC		Derek J. Gaertner, CFO & COO of MACC PRIVATE EQUITIES, INC.
PRIVATE EQUITIES, INC.

LENDER:

CEDAR RAPIDS BANK AND TRUST COMPANY
X	/s/ John Hall
John Hall, Asst. Vice President

LASER PRO Lending Ver. 5.48.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2010.  All Rights Reserved – IA W:\CRB\CFNLPL\DOC20C.FC  TR-4780 PR-9